UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

Poplar Forest Partners Fund

A Series of Advisors Series Trust

www.poplarforestfunds.com

Semi-Annual Report
March 31, 2012

POPLAR FOREST PARTNERS FUND

April 27, 2012

To my Partners,

My September 2011 letter to you included a section on uncertainty and how, in our opinion, uncertainty can create opportunity.  At that time, investors were still trying to sift through the troubling information coming out of Europe.  As I said then, “In my opinion, these worries are amply reflected in the valuation of stocks today.  Over time, I expect these issues to be addressed.  As worries dissipate, the valuation of stocks should improve.”  Six months later, the situation looks much less worrisome and the valuation of stocks has improved.  As a result, our portfolio of common stocks has produced a solid double digit return.

Our investments in financial service companies bore the biggest direct impact of the worries around Europe.  Investors feared a domino effect of failing European banks dragging down their U.S. counterparts.  To date, fears of banking contagion have proved unfounded.  In addition, the biggest U.S. banks have been dramatically increasing their capital ratios and improved capital levels have begun to engender increased investor confidence.  The Federal Reserve is overseeing this capital building process and the biggest U.S. banks are now obligated to submit annual capital plans for review in the Fed’s stress test process.

The Bank Stress Test Process – Generally Positive Results

While Bank of America has yet to materially increase its dividend, the recent stress test process pointed out the tremendous progress the bank has made.  Bank of America demonstrated a capital position almost 20% higher than the minimum requirement in the Federal Reserve’s most stressful scenario (an 8% decline in real gross domestic profit, unemployment of 13%, another 20% decline in home prices and a greater than 50% decline in stock prices).  Skeptics, convinced that Bank of America needed to raise more capital, were informed that the Federal Reserve disagreed.

In Bank of America’s case, as investor uncertainty about its capital position diminished, the stock rallied.  In the first three months of this year, the shares appreciated by 72% or the equivalent of $43 billion of market capitalization.  While owning Bank of America hurt our results last year, it has helped this year.  Still, Bank of America has a lot of work to do and it will take time for observers to believe the bank’s progress is sustainable.

Two other portfolio holdings that passed the stress test were J.P. Morgan and State Street.  These companies announced Federal Reserve-approved plans to increase dividends and buy back stock.  In J.P. Morgan’s case, the dividend was increased by 20% while a $12 billion share buyback was announced.  State Street announced a 33% increase in its dividend and a $1.8 billion share buyback.  At current prices, the J.P. Morgan and State Street repurchase announcements equal 7-8% of the companies’ market values.

POPLAR FOREST PARTNERS FUND

Citigroup did not fare as well.  Basically, the stress test demonstrated that the company’s capital position was strong, just not quite strong enough to allow for the level of dividends and repurchases that Citigroup’s management team had requested.  While investors were initially concerned that Citigroup had “failed” the test, their scores were high enough to engender confidence.  Citigroup may submit a revised capital plan in a few months and we may still get a dividend increase and/or a repurchase announcement before the end of the calendar year.

Results and Outlook

The solid results from the bank stress tests plus a small increase in interest rates led to very solid performance from our financial investments – the largest industry exposure in the Fund.  The strong contribution from financial service company investments was partially offset by a few company specific developments in other areas, but despite that, we’re pleased with our recent results.

Average Annual Total Returns as of March 31, 2012

Since
Inception
	6 Months	1 Year	(12/31/09)
Poplar Forest Partners Fund:
Class A shares; with load	+21.36%	-2.06%	+7.97%
Class A shares; without load	+27.76%	+3.08%	+10.47%
Institutional Class shares	+27.90%	+3.35%	+10.74%
S&P 500® Index	+25.89%	+8.54%	+13.26%

Expense Ratio A Shares: 1.61% Gross; 1.25% Net of fee waiver
Expense Ratio Institutional Shares: 1.36% Gross; 1.00% Net of fee waiver

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-522-8860.  Performance for Class A shares with load reflects a maximum 5.00% sales charge.  Class A shares without load does not take into account any sales charges which would reduce performance.  The Adviser has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) through January 28, 2013.

The biggest positive contributors to our results were Bank of America (up 72%), Citigroup (up 39%), J.P. Morgan (up 38%) and Lincoln National (up 36%).  These financial service companies benefitted from the positive developments discussed above.  The biggest detractors from our results were Apollo Group (down 28%), Electronic Arts (down 20%), and R.R. Donnelley (down 14%).  Apollo Group suffered from weaker than expected new student enrollment, Electronic Arts was hurt by concerns about the company’s future growth and margins and R.R. Donnelley

POPLAR FOREST PARTNERS FUND

shares were penalized over a big contribution to its pension plan.  We remain patiently confident in these companies and believe better days are coming.

We are currently invested in 31 companies that collectively trade at a 15-20% discount to the broad market’s price to earnings ratio.  While stock prices have increased impressively from the lows of three years ago, we continue to view stocks as being attractive relative to other investment alternatives as we believe investor uncertainty remains elevated.  As the old saying goes, we expect the market to continue to climb a wall of worry.

While there has been progress with respect to key investor concerns (bank capital levels, the U.S. political landscape and the financial crisis in Europe), there is still much work to be done.  Importantly, the stress test process should put to rest concerns with bank capital in the U.S. – in Europe, bank capital issues are supposed to be settled by summer.  Meanwhile, the U.S. presidential race has narrowed to a Mitt Romney versus President Obama contest.  Across the pond, there is plenty of hard work ahead.  While Greece technically defaulted on its debt without triggering a global financial meltdown, interest rates on newly issued Greek debt, as well as outstanding Spanish, Italian and Portuguese debt, remain worrisomely high.  Despite these lingering concerns, stock prices have continued to increase with a pattern of higher highs and higher lows.

One characteristic of the stock market’s recent increase has been a near absence of volatility.  There are many things investors can worry about: high oil prices, continued unrest in the Middle East and Europe, slowing growth in China, the long-term structural U.S. Federal budget deficit and the potential for reduced fiscal and monetary stimulus.  On the other hand, there is plenty of good news: an improving U.S. economy with growing employment, an apparent bottom in housing, solid corporate earnings and very stimulative monetary policy.  Volatility is apt to return as investors’ focus shifts back and forth between the good and worrisome news.  Multi-year bull markets have always included occasional corrections as two or three steps forward have been followed by one step back.

In the three years since the market bottomed in 2009, stocks have experienced eight corrections of 5% or more (see below).  Despite these periodic setbacks, stocks, as measured by the S&P 500® Index, have increased over 100% from the March 9, 2009 low.  While we remain excited about the prospects for our portfolio, we would not be surprised to see more corrections as the market continues to move higher.  We would view corrections as an opportunity to add to our investments.

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Date of	Date of	S&P 500 Closing	S&P 500 Closing	%
High	Low	High Price	Low Price	Change
3/26/09	3/30/09	832.86	787.53	-5.4%
5/8/09	5/15/09	929.23	882.88	-5.0%
6/12/09	7/10/09	946.21	879.13	-7.1%
10/19/09	10/30/09	1097.91	1036.19	-5.6%
1/19/10	2/8/10	1150.23	1056.74	-8.1%
4/23/10	7/2/10	1217.28	1022.58	-16.0%
2/18/11	3/16/11	1343.01	1256.88	-6.4%
4/29/11	10/3/11	1363.61	1099.23	-19.4%

Source: Yahoo Finance and Poplar Forest Capital calculations

Natural Gas – a Potential Opportunity?

While I tend to be contrarian by nature, to be successful, an investor can’t just be in the minority; he or she needs to be in the minority AND be right more often than wrong.  We believe the best way to improve our odds of being right more often than wrong is to focus our research efforts on out-of-favor companies and industries.

One out-of-favor area that has attracted our attention is the natural gas exploration and production business.  Five years ago, natural gas prices exceeded $10 per Mcf (1,000 cubic feet) and there was a widespread belief that prices would stay high indefinitely.  The “experts” got that one wrong – new technology unlocked resources which led to a massive increase in natural gas supplies that has far outstripped demand.  Prices have declined over 80% to levels that do not appear to cover full cycle development and production costs, and as a result, companies have started cutting back their spending on new wells.  At the same time, lower prices have stimulated new demand, primarily in the power sector, but there are prospects for greater gains as low prices attract new sources of demand.  I was struck by Royal Dutch’s recent announcement of plans to build a new natural gas-fed chemical plant in Pennsylvania.  This new plant won’t quickly affect the supply/demand equation as it will take a couple years to build, but it demonstrates how low prices stimulate incremental demand.

Current prices for natural gas do not appear to be sustainable in the long term.  Between rationalization of supply and new sources of demand, North American gas prices seem destined to rise.  The bigger questions are: 1) how much will prices rise; and 2) when will we start to see price improvement?

The share prices of natural gas producers have followed the price of gas.  We currently see a handful of companies whose share prices appear to be at a substantial discount to private market value.  In a perfect world, we’d be able to find a low cost natural gas producer with a long reserve life and a pristine balance sheet.  Better yet, it would be wonderful if that company had a management team oriented towards return on investment and free cash flow and not simply on production growth (the underlying goal of virtually all management teams in the industry).  While we have identified a half dozen gas producers that look very interesting, not one of them is

POPLAR FOREST PARTNERS FUND

perfect.  Several members of our team are working through this short list of gas producers to see if we can find a company (or companies) with limited downside risk and ample upside exposure to an upturn in natural gas prices.  While our research may dissuade us from making any investments in this area, if we do end up buying any energy company shares, it will be after coordinated work by the entire team.

Poplar Forest Capital is now four and a half years old and I am very pleased with what we’ve accomplished.  We’ve built a great investment team and we’ve attracted a wonderful group of client partners who share our long-term focus and who have entrusted us with over $400 million in assets.  We are optimistic about the future and we are glad that you have joined us on this journey.

Since my last letter, we’ve had a number of new client partners join us by investing in our mutual fund.  To our new client partners, I say: “Welcome aboard!”  And, as always, I want to thank each of you for the trust you’ve placed in us.

J. Dale Harvey

Mutual fund investing involves risk.  Principal loss is possible.  The Fund may invest in debt securities which typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in medium-sized companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.

The information provided herein represents the opinion of J. Dale Harvey and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the Schedule of Investments in this report.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.  It is not possible to invest directly in an index.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The Poplar Forest Partners Fund is distributed by Quasar Distributors, LLC.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE – March 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Poplar Forest Partners Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/11 – 3/31/12).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% and 1.00% per the operating expenses limitation agreement for the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST PARTNERS FUND

EXPENSE EXAMPLE – March 31, 2012 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/11	3/31/12	10/1/11 – 3/31/12*
Class A Shares
Actual	$1,000.00	$1,277.60	$7.12
Hypothetical (5% return	$1,000.00	$1,018.75	$6.31
before expenses)

Institutional Class Shares
Actual	$1,000.00	$1,279.00	$5.70
Hypothetical (5% return	$1,000.00	$1,020.00	$5.05
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.  The annualized expense ratios of the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares are 1.25% and 1.00%, respectively.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited)

Shares	COMMON STOCKS – 96.7%	Value
	Administrative and Support Services – 4.1%
235,000	Robert Half International, Inc.	$7,120,500
	Apparel Manufacturing – 2.4%
107,500	Cintas Corp.	4,205,400
	Chemical Manufacturing – 5.4%
107,500	Abbott Laboratories	6,588,675
72,500	Eli Lilly & Co.	2,919,575
		9,508,250
	Computer and Electronic
	Product Manufacturing – 12.4%
242,000	Hewlett-Packard Co.	5,766,860
31,500	International Business Machines Corp.	6,572,475
195,000	TE Connectivity (a)	7,166,250
287,500	Xerox Corp.	2,323,000
		21,828,585
	Credit Intermediation and Related Activities – 18.0%
925,000	Bank of America Corp.	8,852,250
210,000	Citigroup, Inc.	7,675,500
170,000	JPMorgan Chase & Co.	7,816,600
160,000	State Street Corp.	7,280,000
		31,624,350
	Educational Services – 1.9%
85,000	Apollo Group, Inc. – Class A (b)	3,284,400
	Electrical Equipment,
	Appliance, and Component – 1.5%
35,000	Whirlpool Corp.	2,690,100
	Food Manufacturing – 1.3%
185,000	Dean Foods Co. (b)	2,240,350
	Furniture and Related Product Manufacturing – 0.4%
32,099	Fortune Brands Home & Security Inc. (b)	708,425
	Insurance Carriers and Related Activities – 11.6%
103,000	Aetna Inc.	5,166,480
80,000	Allstate Corp.	2,633,600
124,900	Axis Capital Holdings Ltd. (a)	4,142,933
320,000	Lincoln National Corp.	8,435,200
		20,378,213

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited), Continued

Shares		Value
	Machinery Manufacturing – 2.9%
255,000	General Electric Co.	$5,117,850
	Miscellaneous Manufacturing – 4.0%
119,000	Baxter International Inc.	7,113,820
	Miscellaneous Store Retailers – 4.1%
445,000	Staples, Inc.	7,200,100
	Printing and Related Support Activities – 5.5%
155,000	Avery Dennison Corp.	4,670,150
405,000	R.R. Donnelley & Sons Co.	5,017,950
		9,688,100
	Professional, Scientific, and Technical Services – 4.3%
150,000	Omnicom Group Inc.	7,597,500
	Publishing Industries – 11.0%
305,000	Electronic Arts Inc. (b)	5,026,400
140,000	McGraw-Hill Companies, Inc.	6,785,800
235,000	Microsoft Corp.	7,578,750
		19,390,950
	Telecommunications – 2.8%
61,000	Time Warner Cable Inc.	4,971,500
	Water Transportation – 3.1%
169,000	Carnival Corp.	5,421,520
	TOTAL COMMON STOCKS (Cost $151,577,461)	170,089,913

	SHORT-TERM INVESTMENTS – 3.1%
5,479,030	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.22% (c)	5,479,030
	Total Short-Term Investments
	(Cost $5,479,030)	5,479,030
	Total Investments in Securities
	(Cost $157,056,491) – 99.8%	175,568,943
	Other Assets in Excess of Liabilities – 0.2%	338,041
	NET ASSETS – 100.0%	$175,906,984

(a)U.S. traded security of a foreign issuer.
(b)Non-income producing security.
(c)Rate shown is the 7-day yield at March 31, 2012.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2012 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $157,056,491)	$175,568,943
Receivables
Fund shares issued	992,119
Dividends and interest	291,215
Prepaid expenses	32,861
Total assets	176,885,138
LIABILITIES
Payables
Securities purchased	688,551
Fund shares redeemed	90,277
Due to Adviser	96,454
12b-1 fees	32,003
Custody fees	2,555
Administration fees	27,893
Transfer agent fees and expenses	14,514
Audit fees	9,409
Fund accounting fees	11,348
Chief Compliance Officer fee	1,510
Accrued expenses	3,640
Total liabilities	978,154
NET ASSETS	$175,906,984
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$55,156,109
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,795,135
Net asset value and redemption price per share	$30.73
Maximum offering price per share
(Net asset value per share divided by 95.00%)	$32.35
Institutional Class Shares
Net assets applicable to shares outstanding	$120,750,875
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	3,921,861
Net asset value, offering and redemption price per share	$30.79
COMPONENTS OF NET ASSETS
Paid-in capital	$158,591,385
Accumulated net investment income	466,484
Accumulated net realized loss from investments	(1,663,337)
Net unrealized appreciation on investments	18,512,452
Net assets	$175,906,984

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME
Income
Dividends	$1,744,797
Interest	2,291
Total income	1,747,088
Expenses
Advisory fees (Note 4)	745,564
Administration fees (Note 4)	79,645
12b-1 fees – Class A shares (Note 5)	59,299
Transfer agent fees and expenses (Note 4)	53,302
Fund accounting fees (Note 4)	36,084
Registration fees	25,502
Audit fees	9,409
Custody fees (Note 4 and Note 7)	9,185
Legal fees	5,224
Trustees fees	5,123
Chief Compliance Officer fee (Note 4)	5,010
Printing and mailing expense	4,848
Insurance expense	3,275
Miscellaneous	5,952
Total expenses	1,047,422
Less: Advisory fees waived by Adviser (Note 4)	(242,559)
Net expenses	804,863
Net investment income	942,225

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss from investments	(1,842,469)
Net change in unrealized appreciation on investments	36,563,635
Net realized and unrealized gain on investments	34,721,166
Net Increase in Net Assets Resulting from Operations	$35,663,391

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2012	Ended
	(Unaudited)	September 30, 2011
NET INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$942,225	$1,093,841
Net realized gain/(loss) from investments	(1,842,469)	7,500
Net change in unrealized appreciation/
(depreciation) on investments	36,563,635	(19,347,500)
Net increase/(decrease) in net assets
resulting from operations	35,663,391	(18,246,159)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A shares	(383,633)	(80,837)
Institutional Class shares	(1,046,731)	(245,828)
From net realized gain on investments
Class A shares	(7,650)	(112,839)
Institutional Class shares	(16,953)	(243,587)
Total distributions to shareholders	(1,454,967)	(683,091)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	11,691,628	102,394,773
Total increase in net assets	45,900,052	83,465,523
NET ASSETS
Beginning of period	130,006,932	46,541,409
End of period	$175,906,984	$130,006,932
Accumulated net investment income	$466,484	$954,623

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)A summary of share transactions is as follows:

Class A Shares
	Six Months Ended		Year
	March 31, 2012		Ended
	(Unaudited)		September 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	427,790	$11,829,427	1,020,082	$29,442,907
Shares issued on
reinvestments of distributions	13,822	359,648	6,409	182,197
Shares redeemed	(211,361)	(5,930,122)	(157,371)	(4,465,074)
Net increase	230,251	$6,258,953	869,120	$25,160,030

Institutional Class Shares
	Six Months Ended		Year
	March 31, 2012		Ended
	(Unaudited)		September 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	879,558	$25,604,359	2,942,258	$83,851,384
Shares issued on
reinvestments of distributions	26,621	693,495	13,053	371,364
Shares redeemed	(764,380)	(20,865,179)	(257,015)	(6,988,005)
Net increase	141,799	$5,432,675	2,698,296	$77,234,743

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
	Six Months Ended			December 31, 2009*
	March 31, 2012		Year Ended	through
	(Unaudited)		September 30, 2011	September 30, 2010
Net asset value,
beginning of period	$24.27		$26.16	$25.00
Income from investment
operations:
Net investment income	0.14		0.26 ^	0.17	^
Net realized and
unrealized gain/(loss)
on investments	6.55		(1.91)	0.99
Total from investment
operations	6.69		(1.65)	1.16
Less distributions:
From net investment
income	(0.23)		(0.10)	—
From net realized gain
on investments	(0.00	)#	(0.14)	—
Total distributions	(0.23)		(0.24)	—
Net asset value, end of period	$30.73		$24.27	$26.16

Total return	27.76	%+	-6.44%	4.64	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$55,156		$37,987	$18,200

Ratio of expenses to
average net assets:
Before fee waiver	1.57	%++	1.61%	2.24	%++
After fee waiver	1.25	%++	1.25%	1.25	%++

Ratio of net investment income/
(loss) to average net assets:
Before fee waiver	0.77	%++	0.54%	(0.11	%)++
After fee waiver	1.09	%++	0.90%	0.88	%++

Portfolio turnover rate	13.55	%+	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares
	Six Months Ended			December 31, 2009*
	March 31, 2012		Year Ended	through
	(Unaudited)		September 30, 2011	September 30, 2010
Net asset value,
beginning of period	$24.34		$26.20	$25.00
Income from investment
operations:
Net investment income	0.18		0.33 ^	0.24	^
Net realized and
unrealized gain/(loss)
on investments	6.56		(1.91)	0.96
Total from investment
operations	6.74		(1.58)	1.20
Less distributions:
From net investment
income	(0.29)		(0.14)	—
From net realized gain
on investments	(0.00	)#	(0.14)	—
Total distributions	(0.29)		(0.28)	—
Net asset value, end of period	$30.79		$24.34	$26.20

Total return	27.90	%+	-6.18%	4.80	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$120,751		$92,020	$28,341

Ratio of expenses to
average net assets:
Before fee waiver	1.32	%++	1.36%	1.94	%++
After fee waiver	1.00	%++	1.00%	1.00	%++

Ratio of net investment income
to average net assets:
Before fee waiver	1.02	%++	0.81%	0.30	%++
After fee waiver	1.34	%++	1.17%	1.24	%++

Portfolio turnover rate	13.55	%+	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation:  All investments in securities are recorded at their estimated fair value, as described in note 3.

B. Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

   The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2010-2011, or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

   The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D. Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E. Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F. Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value.  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or  less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2012:

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$7,120,500	$—	$—	$7,120,500
Educational Services	3,284,400	—	—	3,284,400
Finance and Insurance	52,002,563	—	—	52,002,563
Information	24,362,450	—	—	24,362,450
Manufacturing	55,934,630	—	—	55,934,630
Retail Trade	7,200,100			7,200,100
Professional, Scientific, and
Technical Services	7,597,500	—	—	7,597,500
Transportation and
Warehousing	5,421,520	—	—	5,421,520
Wholesale Trade	7,166,250			7,166,250
Total Common Stocks	170,089,913	—	—	170,089,913
Short-Term Investments	5,479,030			5,479,030
Total Investments in
Securities	$175,568,943	$—	$—	$175,568,943

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at March 31, 2012, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the six months ended March 31, 2012.

New Accounting Pronouncement:  On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2012, Poplar Forest Capital, LLC (the “Adviser”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended March 31, 2012, the Fund incurred $745,564 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended March 31, 2012, the Adviser reduced its fees in the amount of $242,559; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $776,318 at March 31, 2012.  The expense limitation will remain in effect through at least January 28, 2013, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2013	$170,422
2014	363,337
2015	242,559
$776,318

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the six months ended March 31, 2012, the Fund incurred $79,645 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended March 31, 2012, the Fund incurred $36,084, $43,223, and $9,185 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the six months ended March 31, 2012, the Fund was allocated $5,010 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended March 31, 2012, the Class A shares paid the Distributor $59,299.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $28,876,274 and $19,789,062, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $2,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2012 (Unaudited), Continued

custodian, U.S. Bank N.A.  During the six months ended March 31, 2012, the Fund drew upon its line of credit.  The Fund had an average outstanding balance of $30,516, a weighted average interest rate of 3.25%, and paid interest expense of $501.  At March 31, 2012, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and securities transferred to the Fund.

The tax character of distributions paid in the Fund during the six months ended March 31, 2012 and the year ended September 30, 2011 was as follows:

	Six Months Ended	Year Ended
	March 31, 2012	September 30, 2011
Ordinary income	$1,430,364	$423,957
Long-term capital gains	24,603	259,134

Ordinary income distributions may include dividends paid from short-term capital gains.

As of September 30, 2011, the Fund’s most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$146,169,428
Gross unrealized appreciation	5,229,479
Gross unrealized depreciation	(23,101,501)
Net unrealized appreciation	(17,872,022)
Undistributed ordinary income	954,623
Undistributed long-term capital gain	24,574
Total distributable earnings	979,197
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$(16,892,825)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and a tax-free transfer of securities.

POPLAR FOREST PARTNERS FUND

NOTICE TO SHAREHOLDERS at March 31, 2012 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 6-8, 2011, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Poplar Forest Partners Fund with the Adviser for another annual term.  At this meeting, and at a prior meeting held on October 26-27, 2011, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.      THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, and the Adviser’s business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics, including the Adviser’s diligence in risk oversight.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2. THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2011 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.  In reviewing the performance of the Fund, the Board took into account that the Fund was newer, with just over one year of performance history.

    The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

   for the one-year and since-inception periods, and below its peer group median and Lipper Index for the three-month and year-to-date periods.  The Board also noted the Fund’s performance, with respect to its Morningstar comparative universe, was above its peer group median and average for the one year period, and below its peer group median and average for all other relevant periods.

   The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found any differences to be reasonable.

3.     THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Adviser, all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate account clients invested in the Fund.

   The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% for the Class A shares and 1.00% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the median but below the average of its peer group and the Fund’s total expense ratio for the Institutional Class shares was below the average and median of its peer group.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund’s Class A shares was above both the median and average of this segment of its peer group and the Fund’s Institutional Class shares were equal to the median and below the average of this segment of its peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were higher than but closer to the peer group median and average.  The Board also took into consideration the services the Adviser provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were equal to or below the standard fees charged to the Adviser’s separately managed account clients.

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.       ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow.  In this regard, the Board noted that the Adviser anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  Particularly, the Board noted that the Fund’s contractual advisory fee was subject to breakpoints as the assets of the Fund increase.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5. THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, such as benefits received in exchange for “soft dollars” and Rule 12b-1 fees.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Poplar Forest Partners Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Poplar Forest Partners Fund would be in the best interest of the Fund and its shareholders.

POPLAR FOREST PARTNERS FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-877-522-8860.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
           Douglas G. Hess, President

Date  6/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date  6/5/12

By (Signature and Title)*    /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  6/5/12

* Print the name and title of each signing officer under his or her signature